UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2022

Dr. Foods, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56277	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, and or “The Company” refer to Dr. Foods, Inc.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

Our majority shareholders, collectively, White Knight Co., Ltd. and Next Meats Holdings, Inc., and our Board of Directors, have executed a resolution to ratify, affirm, and approve an amendment to our Certificate of Incorporation, increasing the authorized shares of our Common Stock from 2,400,000,000 to 4,800,000,000. The Amendment was filed with the Nevada Secretary of State on February 22, 2022, effective immediately upon filing.

The Company believes that this action to increase the authorized shares of available common shares will allow the Company, amongst other things, and if it so chooses, to more easily garner investments from future capital raises through the sale of equity.

 A copy of the amendment to our certificate of incorporation is attached herein as exhibit 3.12.

Item 9.01 Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Incorporation (1)
3.11	Certificate of Amendment (2)
3.12	Certificate of Amendment (3)

(1) Filed as an exhibit to the Company’s Form 10-12G, as filed with the SEC on May 3, 2021, and incorporated herein by this reference.

(2) Filed as an exhibit to the Company’s 8-K, as filed with the SEC on August 25, 2021, and incorporated herein by this reference.

(3) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr. Foods, Inc.

Dated: February 23, 2022	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer